UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 3, 2010
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (IRS Employer Identification No.)

4000 MacArthur Boulevard, Newport Beach, California (Address of Principal Executive Offices)	92660-3095 (Zip Code)
(949) 483-4600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On March 4, 2010, Conexant Systems, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative of the underwriters (the “Underwriters”). The Underwriting Agreement provides for the sale of 14,000,000 shares of the Company’s common stock, par value $0.01 per share, to the Underwriters at $3.78 per share. The price to the public is $4.00 per share. In addition, the Company granted the Underwriters a 30-day option to purchase an additional 2,100,000 shares of common stock solely to cover over-allotments. The transactions contemplated by the Underwriting Agreement are expected to close on March 10, 2010. The shares are being offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-164348).
     On March 3, 2010, Conexant CF, LLC, a wholly-owned subsidiary of the Company, entered into Amendment No. 1 (the “Amendment”) to the Loan and Security Agreement, dated December 22, 2009, with Silicon Valley Bank to clarify certain terms used in the Loan and Security Agreement.
     The foregoing summaries of the Underwriting Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and Amendment attached hereto as Exhibits 1.1 and 10.1.
ITEM 7.01. Regulation FD Disclosure.
     On March 4, 2010, the Company issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 4, 2010, between the Company and Goldman, Sachs & Co.

5.1	Opinion of O’Melveny & Myers LLP

10.1	Amendment No. 1 to Loan and Security Agreement, dated March 3, 2010, by and between Conexant CF, LLC and Silicon Valley Bank

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)

99.1	Press Release of the Company, dated March 4, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC.
(Registrant)

Date: March 5, 2010	By:	/s/ MARK PETERSON Name: Mark Peterson
Title: Senior Vice President, Chief
Legal Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 4, 2010, between the Company and Goldman, Sachs & Co.

5.1	Opinion of O’Melveny & Myers LLP

10.1	Amendment No. 1 to Loan and Security Agreement, dated March 3, 2010, by and between Conexant CF, LLC and Silicon Valley Bank

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)

99.1	Press Release of the Company, dated March 4, 2010

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